                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

     By this Agreement, the undersigned agree that this Statement on Schedule
13G being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the securities of Retalix Ltd. is being filed on behalf of each of us.

February 14, 2009

                                                 PSAGOT INVESTMENT HOUSE LTD.

                                                 /s/ Eli Bavly
                                                 ----------------------------
                                                 By: Eli Bavly
                                                 Title: Vice President

                                                 PSAGOT MUTUAL FUNDS LTD.

                                                 /s/ Ilan Rakoch
                                                 ----------------------------
                                                 By: Ilan Rakoch
                                                 Title: Chief Investment Officer

                                                 PSAGOT PROVIDENT FUNDS LTD.

                                                 /s/ Shlomi Bracha
                                                 ----------------------------
                                                 By: Shlomi Bracha
                                                 Title: Vice President -
                                                 Investments

                                                 PSAGOT EXCHANGE TRADED NOTES
                                                 INDEXES (TRADE 2007) LTD.

                                                 /s/ Tal Vardi
                                                 ----------------------------
                                                 By: Tal Vardi
                                                 Title: CEO

                                                 PSAGOT EXCHANGE TRADED NOTES
                                                 (TRADE 2000) LTD.

                                                 /s/ Tal Vardi
                                                 ----------------------------
                                                 By: Tal Vardi
                                                 Title: CEO